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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY



         The undersigned director of OM Group, Inc. (the "Company"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2003, hereby constitutes and appoints R. LOUIS SCHNEEBERGER and CAROLYN J. BULLER, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in his or her name, place and stead, as director of said Company, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and each of them and any such substitute.

         IN WITNESS WHEREOF, this Power of Attorney has been signed this 14th day of January, 2005.



                                                /s/ Lee R. Brodeur
                                             ----------------------------------
                                             Lee R. Brodeur

                                POWER OF ATTORNEY


         The undersigned director of OM Group, Inc. (the "Company"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2003, hereby constitutes and appoints R. LOUIS SCHNEEBERGER and CAROLYN J. BULLER, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in his or her name, place and stead, as director of said Company, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and each of them and any such substitute.

         IN WITNESS WHEREOF, this Power of Attorney has been signed this 10th day of January, 2005.



                                                /s/ Frank Butler
                                             ----------------------------------
                                             Frank Butler

                                POWER OF ATTORNEY



         The undersigned director of OM Group, Inc. (the "Company"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2003, hereby constitutes and appoints R. LOUIS SCHNEEBERGER and CAROLYN J. BULLER, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in his or her name, place and stead, as director of said Company, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and each of them and any such substitute.

         IN WITNESS WHEREOF, this Power of Attorney has been signed January 11, 2005.



                                                /s/ John E. Mooney
                                             ----------------------------------
                                             John E. Mooney

                                POWER OF ATTORNEY


         The undersigned director of OM Group, Inc. (the "Company"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2003, hereby constitutes and appoints R. LOUIS SCHNEEBERGER and CAROLYN J. BULLER, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in his or her name, place and stead, as director of said Company, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and each of them and any such substitute.

         IN WITNESS WHEREOF, this Power of Attorney has been signed January 10, 2005.



                                                /s/ Katharine L. Plourde
                                             ----------------------------------
                                             Katharine L. Plourde

                                POWER OF ATTORNEY


         The undersigned director of OM Group, Inc. (the "Company"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2003, hereby constitutes and appoints R. LOUIS SCHNEEBERGER and CAROLYN J. BULLER, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for the undersigned and in his or her name, place and stead, as director of said Company, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and each of them and any such substitute.

         IN WITNESS WHEREOF, this Power of Attorney has been signed January 11, 2005.



                                                /s/ William J. Reidy
                                             ----------------------------------
                                             William Reidy

                                POWER OF ATTORNEY



         The undersigned director of OM Group, Inc. (the "Company"), a Delaware corporation, which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2003, hereby constitutes and appoints R. LOUIS SCHNEEBERGER and CAROLYN J. BULLER, and each of them, with full power of substitution and resubstitution, as attorney or attorneys to sign for the undersigned and in his or her name, place and stead, as director of said Company, said Annual Report and any and all amendments and exhibits thereto, and any and all applications and documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report, with full power and authority to do and perform any and all acts and things whatsoever requisite, necessary or advisable to be done in the premises, as fully and for all intents and purposes as the undersigned could do if personally present, hereby approving the acts of said attorneys, and each of them and any such substitute.

         IN WITNESS WHEREOF, this Power of Attorney has been signed January 10, 2005.



                                                /s/ Markku Toivanen
                                             ----------------------------------
                                             Markku Toivanen